SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2009

NATHAN'S FAMOUS, INC.
 (Exact  Name of Registrant as Specified in its Charter)

Delaware	1-3189	11-3166443
(State of Incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

1400 Old Country Road, Westbury, New York		11590
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number including area code          (516) 338-8500

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 1, 2009, the Board of Directors of Nathan’s Famous, Inc. adopted a stock retention plan (the “Plan”) that applies to its officers and directors.  Pursuant to the Plan, at the time that any officer or director exercises a stock option, he will be required to retain 33 1/3% of the total number of option shares then-exercised. In addition, officers and directors are required to retain 33 1/3% of the shares owned on the date of adoption of the Plan. Notwithstanding the terms of the Plan, the Board may determine to waive the requirement that shares be retained in the event that an officer or director is experiencing an immediate financial need.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized.

NATHAN'S FAMOUS, INC.

By:	/s/ Ronald DeVos
Ronald DeVos
Vice-President Finance
and Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated:   June 5, 2008